UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9705 Loiret Blvd., Lenexa, KS 66219

(Address of principal executive offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of the shareholders (the “Annual Meeting”) on Wednesday, May 21, 2019. There were 9,761,927 shares of common stock represented in person or by proxy at the Annual Meeting, constituting 87.7% of the outstanding shares on March 27, 2019, the record date for the Annual Meeting, and establishing a quorum. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal One: Election of Four Directors of the Company.

Name	Votes For	Votes Withheld	Broker Non-Votes
Stanton E. Ross	3,523,971	116,428	6,121,528
Leroy C. Richie	3,482,355	158,044	6,121,528
Daniel F. Hutchins	3,521,949	118,450	6,121,528
Michael J. Caulfield	3,508,194	132,205	6,121,528

All nominees were duly elected.

The Board of Directors made appointments to its various committees after the Annual Meeting. The members of the Company’s Audit Committee are Messrs. Hutchins, Richie and Caulfield. Mr. Hutchins is the chairman of the Audit Committee. The members of the Compensation Committee are Messrs. Richie and Caulfield. Mr. Richie is the chairman of the Compensation Committee. The members of the Nominating and Governance Committee are Messrs. Richie and Caulfield. Mr. Richie is the chairman of the Nominating and Governance Committee.

Proposal Two: Approval of an amendment to the 2018 Digital Ally, Inc. Stock Option and Restricted Stock Plan. To approve an Amendment to the 2018 Stock Option and Restricted Stock Plan which increases the number of shares reserved for issuance under the Plan by 750,000 shares.

Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
3,172,159	402,273	65,967	6,121,528

The Amendment to the 2018 Stock Option and Restricted Stock Plan which increases the number of shares reserved for issuance under the Plan by 750,000 shares was ratified.

Proposal Three: Approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock by 10,000,000 and to classify such shares as blank check preferred stock. To approve of an amendment to our Articles of Incorporation to increase the number of authorized shares of capital stock by 10,000,000 and classify such shares as blank check preferred stock.

Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
3,153,019	464,362	59,400	6,121,528

The amendment to our Articles of Incorporation to increase the number of authorized shares of capital stock by 10,000,000 and classify such shares as blank check preferred stock received a majority of the votes cast. However our Corporate By-laws require the affirmative vote of a majority of the issued and outstanding common stock to approve the amendment to our Articles of Incorporation, therefore it was not ratified.

Proposal Four: To approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers. To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement.

Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
3,348,708	232,291	59,400	6,121,528

The compensation of the named executive officers was approved.

Proposal Five: Ratification of RSM US LLP Appointment. Ratification of the appointment of RSM US LLP as the independent registered accounting firm of Digital Ally, Inc. for the year ending December 31, 2019.

Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
8,871,273	738,538	107,116	-0-

The appointment of RSM US LLP as the independent registered accounting firm of the Company was ratified.

Proposal Six: To hold an advisory (non-binding) vote as to what frequency the stockholders should vote on our executive compensation. To hold an advisory (non-binding) vote as to whether the stockholder votes regarding our executive compensation should occur every three years, two years or every year.

Votes for One-year	Votes for Two-year	Votes for Three-year	Abstain	Broker Non-Votes
580,810	91,138	2,866,390	102,061	6,121,528

The advisory (non-binding) vote approved the frequency of voting on executive compensation to be every three years

Item 7.01 Regulation FD Disclosure.

Digital Ally held a conference call reporting its First Quarter Operating Results on May 15, 2019. During such call, Digital Ally’s CEO Stanton Ross and CFO Tom Heckman made certain statements regarding the Company’s recent settlement of patent litigation between it and WatchGuard. Upon reviewing the transcript of the call, the Company is clarifying those statements.

The factual details relating to the Settlement Agreement are set forth in detail in the Company’s Form 10-Q and Form 8-K, including the publicly disseminated Press Release, which is included as an Exhibit. Any statements made by Messrs. Ross and Heckman are qualified in their entirety by reference to those documents.

The license granted to WatchGuard in the Settlement Agreement lasts through December 31, 2023. Any products purchased during that time (or before) may remain in the field and continue to be used by its customers, including after the license expires. During the term of the license, WatchGuard is not required to remove any auto-activation features from its products. WatchGuard may offer auto-activation after the license term if its products include certain agreed-upon modified recording functionality that the parties already have agreed does not infringe the Company’s auto-activation patents.

The Company and Messrs. Ross or Heckman have no knowledge of WatchGuard’s thinking or strategy regarding the Settlement Agreement, the underlying litigation, or WatchGuard’s motivation for entering into the Settlement Agreement.

The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ALLY, INC.

Date: May 24, 2019	By:	/s/ STANTON E. ROSS
	Name:	Stanton E. Ross
	Title:	Chairman, President and Chief Executive Officer